UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2007.

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

1-3523	48-0290150
(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas	66611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation of a Registrant.

On May 16 2007, Westar Energy, Inc. (the “Company”) issued $150,000,000 aggregate principal amount of its First Mortgage Bonds, 6.10% Series due 2047. The bonds are a separate series of securities issued and secured by the Mortgage and Deed of Trust, dated as of July 1, 1939, between the Company and The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee, as supplemented and amended (the original mortgage, as so supplemented and amended, the “Mortgage”) which is filed as Exhibits 4.1 through 4.16 to this Current Report on Form 8-K. The form of bonds is contained in the Fortieth Supplemental Indenture filed as Exhibit 4.16 hereto.

The Company will pay interest on the bonds on May 15, August 15, November 15 and February 15 of each year, beginning on August 15, 2007. The bonds will bear interest at a rate of 6.10% per year and will mature on May 15, 2047. The Company may redeem the bonds, in whole or in part, at any time on or after May 15, 2012 at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the redemption date. The bonds will be secured equally with all other bonds outstanding or hereafter issued under the Mortgage. The bonds will be issued in minimum denominations of $25 and in multiples of $25. Payments of principal and interest on the bonds when due will be insured by a financial guaranty insurance policy to be issued by Financial Guaranty Insurance Company.

The bonds were issued pursuant to a registration statement previously filed with the Securities and Exchange Commission (the “Registration Statement”) on Form S-3 (File No. 333-141899 filed with the Securities and Exchange Commission on April 5, 2007. The foregoing description of the bonds and the Mortgage is qualified by reference to the description of the bonds presented under the caption “Description of Bonds” in the prospectus supplement dated May 11, 2007 and filed with the Securities and Exchange Commission on May 14, 2007 and under the caption “Description of First Mortgage Bonds” in the prospectus contained in the Registration Statement and the full text of the Mortgage.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Mortgage and Deed of Trust dated July 1, 1939 between the Registrant and Harris Trust and Savings Bank (filed as Exhibit 4(a) to Registration Statement No. 33-21739)

4.2	First and Second Supplemental Indentures dated July 1, 1939 and April 1, 1949, respectively (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.3	Sixth Supplemental Indenture dated October 4, 1951 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.4	Fourteenth Supplemental Indenture dated May 1, 1976 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.5	Twenty-Eighth Supplemental Indenture dated July 1, 1992 (filed as Exhibit 4(o) to the December 1992 Form 10-K)

4.6	Twenty-Ninth Supplemental Indenture dated August 20, 1992 (filed as Exhibit 4(p) to the December 1992 Form 10-K)

4.7	Thirtieth Supplemental Indenture dated February 1, 1993 (filed as Exhibit 4(q) to the December 1992 Form 10-K)

4.8	Thirty-First Supplemental Indenture dated April 15, 1993 (filed as Exhibit 4(r) to Registration Statement No. 33-50069)

4.9	Thirty-Second Supplemental Indenture dated April 15, 1994 (filed as Exhibit 4(s) to the December 31, 1994 Form 10-K)

4.10	Thirty-Fourth Supplemental Indenture dated June 28, 2000 (filed as Exhibit 4(v) to the December 31, 2000 Form 10-K)

4.11	Thirty-Fifth Supplemental Indenture dated May 10, 2002 (filed as Exhibit 4.1 to the March 31, 2002 Form 10-Q)

4.12	Thirty-Sixth Supplemental Indenture dated June 1, 2004 (filed as Exhibit 4.1 to the January 18, 2005 Form 8-K)

4.13	Thirty-Seventh Supplemental Indenture dated June 17, 2004 (filed as Exhibit 4.2 to the January 18, 2005 Form 8-K)

4.14	Thirty-Eighth Supplemental Indenture dated January 18, 2005 (filed as Exhibit 4.3 to the January 18, 2005 Form 8-K)

4.15	Thirty-Ninth Supplemental Indenture dated June 30, 2005 (filed as Exhibit 4.1 to the June 30, 2005 Form 8-K)

4.16	Fortieth Supplemental Indenture, dated as of May 15, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as successor to Harris Trust and Savings Bank.

4.17	Form of First Mortgage Bonds, 6.10% Series Due 2047 (contained in Exhibit 4.16).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: May 16, 2007	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description
4.1	Mortgage and Deed of Trust dated July 1, 1939 between the Registrant and Harris Trust and Savings Bank (filed as Exhibit 4(a) to Registration Statement No. 33-21739)

4.2	First and Second Supplemental Indentures dated July 1, 1939 and April 1, 1949, respectively (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.3	Sixth Supplemental Indenture dated October 4, 1951 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.4	Fourteenth Supplemental Indenture dated May 1, 1976 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.5	Twenty-Eighth Supplemental Indenture dated July 1, 1992 (filed as Exhibit 4(o) to the December 1992 Form 10-K)

4.6	Twenty-Ninth Supplemental Indenture dated August 20, 1992 (filed as Exhibit 4(p) to the December 1992 Form 10-K)

4.7	Thirtieth Supplemental Indenture dated February 1, 1993 (filed as Exhibit 4(q) to the December 1992 Form 10-K)

4.8	Thirty-First Supplemental Indenture dated April 15, 1993 (filed as Exhibit 4(r) to Registration Statement No. 33-50069)

4.9	Thirty-Second Supplemental Indenture dated April 15, 1994 (filed as Exhibit 4(s) to the December 31, 1994 Form 10-K)

4.10	Thirty-Fourth Supplemental Indenture dated June 28, 2000 (filed as Exhibit 4(v) to the December 31, 2000 Form 10-K)

4.11	Thirty-Fifth Supplemental Indenture dated May 10, 2002 (filed as Exhibit 4.1 to the March 31, 2002 Form 10-Q)

4.12	Thirty-Sixth Supplemental Indenture dated June 1, 2004 (filed as Exhibit 4.1 to the January 18, 2005 Form 8-K)

4.13	Thirty-Seventh Supplemental Indenture dated June 17, 2004 (filed as Exhibit 4.2 to the January 18, 2005 Form 8-K)

4.14	Thirty-Eighth Supplemental Indenture dated January 18, 2005 (filed as Exhibit 4.3 to the January 18, 2005 Form 8-K)

4.15	Thirty-Ninth Supplemental Indenture dated June 30, 2005 (filed as Exhibit 4.1 to the June 30, 2005 Form 8-K)

4.16	Fortieth Supplemental Indenture, dated as of May 15, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as successor to Harris Trust and Savings Bank.

4.17	Form of First Mortgage Bonds, 6.10% Series Due 2047 (contained in Exhibit 4.16).